EXHIBIT 10.i.(c)

FOURTH AMENDMENT AND AGREEMENT UNDER THE PARTNERSHIP
AGREEMENT

     This Fourth Amendment and Agreement Under the Partnership Agreement (this "Amendment") is dated as of June 26, 2000 by and among (i) IMC Global Operations Inc., a Delaware corporation ("Operations "), (ii) Phosphate Resource Partners Limited Partnership, a Delaware limited partnership ("PLP"), (iii) IMC-Agrico MP, Inc., a Delaware corporation (the "Managing Partner"), and (iv) IMC-Agrico Company, a Delaware general partnership (the " Partnership").

WITNESSETH

     WHEREAS, Operations, PLP and the Managing Partner are parties to an Amended and Restated Partnership Agreement dated as of July 1, 1993, as further amended and restated as of May 26, 1995, as further amended by the Amendment and Agreement under the Partnership Agreement dated January 23, 1996, as further amended by the Second Amendment and Agreement under the Partnership Agreement dated January 1, 1997 (as amended, the "Partnership Agreement"), as further amended by the Third Amendment and Agreement under the Partnership Agreement dated August 1, 1997 and as further amended by the Fourth Amendment and Agreement under the Partnership Agreement dated December 22, 1997 ;

     WHEREAS, Operations, PLP, the Managing Partner and the Partnership desire to amend the Partnership Agreement to change the name of the Partnership;

     NOW, THEREFORE, in consideration of the covenants and agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   The first sentence of Section 2.02 of the Agreement is hereby amended and replaced in its entirety with the following:

     "The Partnership is to be known as "IMC Phosphates Company" or such other name as the Partners shall unanimously decide."

     IN WITNESS WHEREOF, the parties have signed this Amendment as of the date first written above.

IMC GLOBAL OPERATIONS INC.
By: /s/ Mary Ann Hynes
Name: Mary Ann Hynes
Title: Senior Vice President

PHOSPHATE RESOURCE PARTNERS,
LIMITED PARTNERSHIP, by IMC GLOBAL INC., its
Administrative Managing Partner
By: /s/ Mary Ann Hynes
Name: Mary Ann Hynes
Title: Senior Vice President

IMC-AGRICO MP, INC.
By: /s/ Mary Ann Hynes
Name: Mary Ann Hynes
Title: Vice President

IMC AGRICO COMPANY
By: IMC-Agrico MP, Inc., its managing general partner
By: /s/ Mary Ann Hynes
Name: Mary Ann Hynes
Title: Vice President